Exhibit 99.5 George Davis CHIEF FINANCIAL OFFICERExhibit 99.5 George Davis CHIEF FINANCIAL OFFICER

This presentation contains non-GAAP financial measures. You can find the reconciliation of these measures to the most directly comparable GAAP financial measure in the Appendix at the end of this presentation. The non-GAAP financial measures disclosed by Intel should not be considered a substitute for, or superior to, the financial measures prepared in accordance with GAAP. Please refer to “Explanation of Non-GAAP Measures” in Intel's quarterly earnings release for a detailed explanation of the adjustments made to the comparable GAAP measures, the ways management uses the non-GAAP measures and the reasons why management believes the non-GAAP measures provide investors with useful supplemental information. Statements in this presentation that refer to business outlook, future plans and expectations are forward-looking statements that involve a number of risks and uncertainties. Words such as anticipates, expects, intends, goals, plans, believes, seeks, estimates, continues, may, will, “would,” should, “could,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements that refer to or are based on estimates, forecasts, projections, uncertain events or assumptions, including statements relating to total addressable market (TAM) or market opportunity, future products and the expected availability and benefits of such products, and anticipated trends in our businesses or the markets relevant to them, also identify forward-looking statements. Such statements are based on management's expectations as of May 8, 2019, unless an earlier date is indicated, and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Important factors that could cause actual results to differ materially from the company's expectations are set forth in Intel's earnings release dated April 25, 2019, which is included as an exhibit to Intel’s Form 8-K furnished to the SEC on such date. Additional information regarding these and other factors that could affect Intel's results is included in Intel's SEC filings, including the company's most recent reports on Forms 10-K and 10-Q. Copies of Intel's Form 10-K, 10-Q and 8-K reports may be obtained by visiting our Investor Relations website at www.intc.com or the SEC's website at www.sec.gov. All information in this presentation reflects management’s views as of May 8, 2019, unless an earlier date is indicated. Intel does not undertake, and expressly disclaims any duty, to update any statement made in this presentation, whether as a result of new information, new developments or otherwise, except to the extent that disclosure may be required by law.This presentation contains non-GAAP financial measures. You can find the reconciliation of these measures to the most directly comparable GAAP financial measure in the Appendix at the end of this presentation. The non-GAAP financial measures disclosed by Intel should not be considered a substitute for, or superior to, the financial measures prepared in accordance with GAAP. Please refer to “Explanation of Non-GAAP Measures” in Intel's quarterly earnings release for a detailed explanation of the adjustments made to the comparable GAAP measures, the ways management uses the non-GAAP measures and the reasons why management believes the non-GAAP measures provide investors with useful supplemental information. Statements in this presentation that refer to business outlook, future plans and expectations are forward-looking statements that involve a number of risks and uncertainties. Words such as anticipates, expects, intends, goals, plans, believes, seeks, estimates, continues, may, will, “would,” should, “could,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements that refer to or are based on estimates, forecasts, projections, uncertain events or assumptions, including statements relating to total addressable market (TAM) or market opportunity, future products and the expected availability and benefits of such products, and anticipated trends in our businesses or the markets relevant to them, also identify forward-looking statements. Such statements are based on management's expectations as of May 8, 2019, unless an earlier date is indicated, and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Important factors that could cause actual results to differ materially from the company's expectations are set forth in Intel's earnings release dated April 25, 2019, which is included as an exhibit to Intel’s Form 8-K furnished to the SEC on such date. Additional information regarding these and other factors that could affect Intel's results is included in Intel's SEC filings, including the company's most recent reports on Forms 10-K and 10-Q. Copies of Intel's Form 10-K, 10-Q and 8-K reports may be obtained by visiting our Investor Relations website at www.intc.com or the SEC's website at www.sec.gov. All information in this presentation reflects management’s views as of May 8, 2019, unless an earlier date is indicated. Intel does not undertake, and expressly disclaims any duty, to update any statement made in this presentation, whether as a result of new information, new developments or otherwise, except to the extent that disclosure may be required by law.

Results and Near-term Expectations Extending Product Leadership while Investing in Process Capital Returns & Investment Discipline Summary of Today’s Key MessagesResults and Near-term Expectations Extending Product Leadership while Investing in Process Capital Returns & Investment Discipline Summary of Today’s Key Messages

3 Years of Records & PROGRESS ON DATA-CENTRIC TRANSFORMATION Intel Revenue PC Business Data Centric Businesses $70.8B $72 $68 CAGR $34B $29B ~14% $64 $26B $23B $60 $37B $34B $33B $32B $56 ~5% $52 2015 2016 2017 2018 2015 2016 2017 2018 Data-Centric Businesses ~50% of Total Revenue Data-centric businesses include DCG, IOTG, Mobileye, NSG, PSG and All Other. Revenue ($)3 Years of Records & PROGRESS ON DATA-CENTRIC TRANSFORMATION Intel Revenue PC Business Data Centric Businesses $70.8B $72 $68 CAGR $34B $29B ~14% $64 $26B $23B $60 $37B $34B $33B $32B $56 ~5% $52 2015 2016 2017 2018 2015 2016 2017 2018 Data-Centric Businesses ~50% of Total Revenue Data-centric businesses include DCG, IOTG, Mobileye, NSG, PSG and All Other. Revenue ($)

2023 ~$220B ~$68B ~$35B ~$17b TAM 7% CAGR -1% CAGR GRAPHICS CONNECTIVITY Data center NETWORK IOT PLATFORMS AI AI NFV MEMORY FPGA 5G ADAS CONNECTIVITY MEDIA MaaS/DATA Optane™ FPGA VIDEO 3D NAND EDGE EDGE Server PC CPU (x86 CPU compute) (x86 compute) data-centric Pc-centric data-centric From Defending MSS... …TO Growing mss 2023F TAM is based on an amalgamation of analyst data and Intel analysis, based upon current expectations and available information and is subject to change without notice. PC-Centric includes CPU & Chipsets, Connectivity (including modems other than 5G smartphone), Gateways, Gaming Consoles, Memory and Discrete Graphics. Data-Centric includes Data Center and Networking Compute, Memory, Storage and Connectivity, and IOT addressable Logic ASIC/ASSP, MPU, MCU, DSP for Industrial, Transportation, Automated Driving, Retail, Video Surveillance, Healthcare, Public Sector, Office Automation, Gaming and Smart Home. IOT also includes MaaS and intelligent transportation enabled data opportunities. MSS 2018 2023 ~$220B ~$68B ~$35B ~$17b TAM 7% CAGR -1% CAGR GRAPHICS CONNECTIVITY Data center NETWORK IOT PLATFORMS AI AI NFV MEMORY FPGA 5G ADAS CONNECTIVITY MEDIA MaaS/DATA Optane™ FPGA VIDEO 3D NAND EDGE EDGE Server PC CPU (x86 CPU compute) (x86 compute) data-centric Pc-centric data-centric From Defending MSS... …TO Growing mss 2023F TAM is based on an amalgamation of analyst data and Intel analysis, based upon current expectations and available information and is subject to change without notice. PC-Centric includes CPU & Chipsets, Connectivity (including modems other than 5G smartphone), Gateways, Gaming Consoles, Memory and Discrete Graphics. Data-Centric includes Data Center and Networking Compute, Memory, Storage and Connectivity, and IOT addressable Logic ASIC/ASSP, MPU, MCU, DSP for Industrial, Transportation, Automated Driving, Retail, Video Surveillance, Healthcare, Public Sector, Office Automation, Gaming and Smart Home. IOT also includes MaaS and intelligent transportation enabled data opportunities. MSS 2018

2019 OUTLOOK (NON-GAAP)

REVENUE	OPERATING MARGIN	EPS
~$69B	~32%	~$4.35

Building on a strong platform, investing for earnings leverage in 7nm & beyond intel 2019 INVESTOR MEETING

Operating margin and EPS are presented on a non-GAAP basis. Refer to the Appendix for a reconciliation of these non-GAAP measures.

EPS Leverage on next gen products 7++ Strengthening product leadership, focused 7+ spending 7 10++ 10+ 10 14++ 14+ 1276 14 1274 1272 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 8 Transistor efficiency (Perf / W)EPS Leverage on next gen products 7++ Strengthening product leadership, focused 7+ spending 7 10++ 10+ 10 14++ 14+ 1276 14 1274 1272 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 8 Transistor efficiency (Perf / W)

Data centric grows high single digits, PC centric flat to down Macro environment remains stable Spending to 25% of revenue GM bottoms in 2021 on confluence of nodes Capital discipline & selective outsourcing narrow FCF/Earnings gapData centric grows high single digits, PC centric flat to down Macro environment remains stable Spending to 25% of revenue GM bottoms in 2021 on confluence of nodes Capital discipline & selective outsourcing narrow FCF/Earnings gap

OVER THE NEXT 3 YEARS...

REVENUE GROWTH

Low-single digit growth, $76B-$78B

Data-Centric businesses high-single digit growth

PC-Centric business ~flat to down

OPERATING EFFICIENCY

Operating Margin ~32%

Gross Margins declines offset by spending leverage and 5G smartphone modem exit

EARNINGS/FCF

EPS growth in line with revenue

FCF growing faster than earnings

CLOSING FCF/EARNINGS GAP (>80%)... ATTRACTIVE CAPITAL RETURNS

intel 2019 INVESTOR MEETING

Operating margin, gross margin, EPS, and FCF are non-GAAP.
Forecasts are Intel estimates, based upon current expectations and available information and are subject to change without notice.

Opex Gross Margin GM% between 57% and 60% Spending to ~25% of revenue Tailwinds Tailwinds • Demand for performance • 5G smartphone modem exit • Improving yields • Comprehensive portfolio review • SG&A productivity gains Headwinds • Transition to 10nm & 7nm startup Headwinds • Growth of adjacent businesses • Growing investment in critical process • Intensifying competitive environment & product initiatives Operating Margin at ~32%, GM% decline offset by Opex leverage Opex Gross Margin GM% between 57% and 60% Spending to ~25% of revenue Tailwinds Tailwinds • Demand for performance • 5G smartphone modem exit • Improving yields • Comprehensive portfolio review • SG&A productivity gains Headwinds • Transition to 10nm & 7nm startup Headwinds • Growth of adjacent businesses • Growing investment in critical process • Intensifying competitive environment & product initiatives Operating Margin at ~32%, GM% decline offset by Opex leverage

PROVEN TRACK-RECORD… DRIVE TO 25


36%
33%
28%
$7.9B
$12.1B
$7.5B
$13.0B
$6.0B
$13.2B
2015`
2017
2019F
R&D
SG&A
% of Revenue

intel 2019 INVESTOR MEETING

non-GAAP EPS $4.58 Free Cash Flow $4.35 FCF/Earnings % FCF >80% of Earnings in 2021 $3.46 ~75% 66% 62% $15B - $10B - $17B+ $14B '16-18 '19-21 2017 2018 2019 Guide Grow FCF in a Challenging Environmentnon-GAAP EPS $4.58 Free Cash Flow $4.35 FCF/Earnings % FCF >80% of Earnings in 2021 $3.46 ~75% 66% 62% $15B - $10B - $17B+ $14B '16-18 '19-21 2017 2018 2019 Guide Grow FCF in a Challenging Environment

Organic Investments Strategic M&A Shareholder Returns Strategic Acquisitions Grow Dividends, Offset Investing in R&D to accelerate TAM Dilution, Opportunistic & Capex for Growth expansion & Increase Buybacks Shareholder value …While Maintaining a Strong Credit Rating and Financial FlexibilityOrganic Investments Strategic M&A Shareholder Returns Strategic Acquisitions Grow Dividends, Offset Investing in R&D to accelerate TAM Dilution, Opportunistic & Capex for Growth expansion & Increase Buybacks Shareholder value …While Maintaining a Strong Credit Rating and Financial Flexibility

>95% R&D $ Data Center Network Intelligent Agents>95% R&D $ Data Center Network Intelligent Agents

Focus 2015-2018 Deals • Tight alignment to TAM expansion >= $1B 3• DCF discipline • Accelerate critical technologies & scale $500M-$999M• Tuck-ins continue 1 • Fully-resourced & milestone-driven integration teams on every deal $100M-$499M 12 Exit $25M - $99M 9 • Non-strategic businesses • Low NPV opportunities < $25M 13 All dealsFocus 2015-2018 Deals • Tight alignment to TAM expansion >= $1B 3• DCF discipline • Accelerate critical technologies & scale $500M-$999M• Tuck-ins continue 1 • Fully-resourced & milestone-driven integration teams on every deal $100M-$499M 12 Exit $25M - $99M 9 • Non-strategic businesses • Low NPV opportunities < $25M 13 All deals

• Thesis ~on-track, process behind • Meeting tech inflection/customer/profit criteria • Regular checks against milestones • Positions for Cloud, AI, & 5G networking leadership • On-track to exceed value of deal thesis • Entering new markets, business models • Providing scale, sharing technical expertise to accelerate growth• Thesis ~on-track, process behind • Meeting tech inflection/customer/profit criteria • Regular checks against milestones • Positions for Cloud, AI, & 5G networking leadership • On-track to exceed value of deal thesis • Entering new markets, business models • Providing scale, sharing technical expertise to accelerate growth

Our Policy Maintain strong investment grade rating Grow dividend in line with earnings Eliminate equity plan dilution as a floor Be opportunistic on buybacks Strong FCF & attractive Capital ReturnOur Policy Maintain strong investment grade rating Grow dividend in line with earnings Eliminate equity plan dilution as a floor Be opportunistic on buybacks Strong FCF & attractive Capital Return our practice Buyback Dividend $1.20 5 &10 Year Avg Return of $16.3B ~95% Capital (% FCF) $5.5B $8.7B Since 2015 Total Increase: $7.6B $7.5B $5.1B $10.7B $4.6B $4.9B $0.24 / 25% $3.6B $3.0B $2.6B 2015 2016 2017 2018 History of Attractive & Consistent Capital Returnour practice Buyback Dividend $1.20 5 &10 Year Avg Return of $16.3B ~95% Capital (% FCF) $5.5B $8.7B Since 2015 Total Increase: $7.6B $7.5B $5.1B $10.7B $4.6B $4.9B $0.24 / 25% $3.6B $3.0B $2.6B 2015 2016 2017 2018 History of Attractive & Consistent Capital Return

1 2 3 4 Hold Op Margin strong capital Portfolio Spending During returns & Discipline funds Drive to 25 Node transition disciplined M&A node transition1 2 3 4 Hold Op Margin strong capital Portfolio Spending During returns & Discipline funds Drive to 25 Node transition disciplined M&A node transition

Expanded TAM Product Leadership Execution & cultureExpanded TAM Product Leadership Execution & culture

Full-year 2019 2017 2018 Outlook Approximately GAAP OPERATING MARGIN 30% Amortization of acquisition-related intangible assets 2% NON-GAAP OPERATING MARGIN 32% GAAP EARNINGS PER SHARE $1.99 $4.48 $4.14 Inventory valuation adjustments 0.01 — — Amortization of acquisition-related intangible assets 0.22 0.28 0.29 Other acquisition-related charges 0.02 — — Restructuring and other charges 0.08 (0.02) — (Gains) losses from divestitures (0.08) (0.11) — Ongoing mark-to-market on marketable equity securities — 0.03 (0.06) Tax reform 1.13 (0.06) — Income tax effect 0.09 (0.02) (0.02) NON-GAAP EARNINGS PER SHARE 3.46 4.58 $4.35 Full-year 2019 FREE CASH FLOW 2016 2017 2018 Outlook (In Billions) GAAP CASH FROM OPERATIONS $21.8 $22.1 $29.4 $30.5 Additions to property, plant and equipment (9.6) (11.8) (15.2) (15.5) FREE CASH FLOW $12.2 $10.3 $14.3 $15.0 GAAP CASH USED FOR INVESTING ACTIVITIES $(25.8) $(15.8) $(11.2) — GAAP CASH USED FOR FINANCING ACTIVITIES $(5.7) $(8.5) $(18.6) —Full-year 2019 2017 2018 Outlook Approximately GAAP OPERATING MARGIN 30% Amortization of acquisition-related intangible assets 2% NON-GAAP OPERATING MARGIN 32% GAAP EARNINGS PER SHARE $1.99 $4.48 $4.14 Inventory valuation adjustments 0.01 — — Amortization of acquisition-related intangible assets 0.22 0.28 0.29 Other acquisition-related charges 0.02 — — Restructuring and other charges 0.08 (0.02) — (Gains) losses from divestitures (0.08) (0.11) — Ongoing mark-to-market on marketable equity securities — 0.03 (0.06) Tax reform 1.13 (0.06) — Income tax effect 0.09 (0.02) (0.02) NON-GAAP EARNINGS PER SHARE 3.46 4.58 $4.35 Full-year 2019 FREE CASH FLOW 2016 2017 2018 Outlook (In Billions) GAAP CASH FROM OPERATIONS $21.8 $22.1 $29.4 $30.5 Additions to property, plant and equipment (9.6) (11.8) (15.2) (15.5) FREE CASH FLOW $12.2 $10.3 $14.3 $15.0 GAAP CASH USED FOR INVESTING ACTIVITIES $(25.8) $(15.8) $(11.2) — GAAP CASH USED FOR FINANCING ACTIVITIES $(5.7) $(8.5) $(18.6) —

Forward-looking non-GAAP measures relating to fiscal years 2020 and beyond represent targets and are based on internal forecasts subject to significant uncertainty. We are unable to provide a full reconciliation of such measures to GAAP measures without unreasonable efforts as we cannot predict the amount or timing of certain elements that are included in reported GAAP results and that may significantly affect GAAP results, including acquisition-related adjustments and other non-recurring events or transactions. In addition, certain comparable GAAP measures such as net cash provided by operating activities are difficult to accurately estimate for such time frames and are dependent on future events. We believe such a reconciliation would also imply a degree of precision that could be confusing or inappropriate for these forward-looking measures. Forward-looking non-GAAP measures relating to fiscal years 2020 and beyond represent targets and are based on internal forecasts subject to significant uncertainty. We are unable to provide a full reconciliation of such measures to GAAP measures without unreasonable efforts as we cannot predict the amount or timing of certain elements that are included in reported GAAP results and that may significantly affect GAAP results, including acquisition-related adjustments and other non-recurring events or transactions. In addition, certain comparable GAAP measures such as net cash provided by operating activities are difficult to accurately estimate for such time frames and are dependent on future events. We believe such a reconciliation would also imply a degree of precision that could be confusing or inappropriate for these forward-looking measures.